UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 6, 2015

Cohu, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

On April 6, 2015, Cohu, Inc. (the “Company”) and Computershare Inc., a Delaware corporation (successor-in-interest to Mellon Investor Services LLC, a New Jersey limited liability company), (the “Rights Agent”) entered into an Amendment No. 1 to Amended and Restated Rights Agreement (the “Amendment”) with respect to the Amended and Restated Rights Agreement dated as of November 10, 2006 by and between the Company and the Rights Agent (the “Rights Agreement”). The Amendment was approved by the Company’s Board of Directors on April 6, 2015.

The Amendment changes the “Final Expiration Date” in Section 7(a) of the Rights Agreement from November 9, 2016 to April 6, 2015, effectively terminating the Rights Agreement as of that date.

The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02            Termination of a Material Definitive Agreement.

The information contained in Item 1.01 above is incorporated by reference into this Item 1.02.

Item 3.03            Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above is incorporated by reference into this Item 3.03.

After the expiration of the Rights and termination of the Rights Agreement, on April 6, 2015 the Company filed with the Secretary of State of the State of Delaware a Certificate of Elimination eliminating from its Amended and Restated Certificate of Incorporation, as amended, the designation of certain shares of its preferred stock as Series A Preferred Stock. As a result, all shares of preferred stock designated as Series A Preferred Stock were eliminated and returned to the status of authorized but unissued shares of undesignated preferred stock.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 7, 2015, the Company issued a press release announcing the resignation of Harry L. Casari from the Company’s Board of Directors for health reasons effective April 6, 2015. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 5.03            Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 8.01            Other Events.

On April 6, 2015, the Company issued a press release relating to the Amendment, which press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination, dated as of April 6, 2015
4.1	Amendment No. 1 dated April 6, 2015 to Amended and Restated Rights Agreement dated November 10, 2006, between Cohu, Inc. and Mellon Investor Services LLC, as Rights Agent
99.1	Press Release, dated April 6, 2015 of Cohu, Inc.
99.2	Press Release, dated April 7, 2015 of Cohu, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

April 7, 2015	By:	/s/ Jeffrey D. Jones
Name: Jeffrey D. Jones
Title: VP Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination, dated as of April 6, 2015
4.1	Amendment No. 1 dated April 6, 2015 to Amended and Restated Rights Agreement dated November 10, 2006, between Cohu, Inc. and Mellon Investor Services LLC, as Rights Agent
99.1	Press Release, dated April 6, 2015 of Cohu, Inc.
99.2	Press Release, dated April 7, 2015 of Cohu, Inc.